UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2008

INTERSTATE BAKERIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure.

On April 2, 2008, Interstate Bakeries Corporation (the “Company”) made available to its Lenders (as defined below) a proposed Fifth Amendment (the “Fifth Amendment”) to the Amended and Restated Revolving Credit Agreement (as amended, the “DIP Agreement”), dated as of February 16, 2007, among the Company, each of the direct and indirect subsidiaries of the Company (collectively, the “Borrowers”), JPMorgan Chase Bank, N.A. (“JPMCB”) and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the “Lenders”) and JPMCB, as administrative agent and collateral agent for the Lenders.

If adopted by the Lenders, the Fifth Amendment would, among other things, (i) increase the aggregate principal amount available under the DIP Agreement to $250,000,000; (ii) extend the maturity date of the DIP Agreement to September 30, 2008; (iii) require the Borrowers to (x) request proposals for the sale of Borrowers and their assets by April 21, 2008 if the Borrowers have not previously (A) filed a reorganization plan that provides for the refinancing of the DIP Agreement and has the publicly announced support of the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union and the International Brotherhood of Teamsters and (B) obtained firm commitments for funding of all exit financing necessary for consummation of the reorganization plan and (y) deliver by June 30, 2008 a schedule of asset sales which the Borrowers reasonably expect will generate proceeds sufficient to reduce the outstanding commitments under the DIP Agreement to zero prior to the maturity date of the DIP Agreement if the reorganization plan has not been consummated and the obligations under the DIP Agreement have not been paid in full; and (iv) change the borrowing base formula and change or extend certain covenants set forth in the DIP Agreement.

There can be no assurance that the proposed amendments will not change prior to execution of the Fifth Amendment or that the Company will be able to reach an agreement with its Lenders regarding the proposed amendments on terms and conditions acceptable to the Company or at all.

The foregoing description of the proposed Fifth Amendment is not intended to be complete and is qualified in its entirety by reference to the proposed Fifth Amendment attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-

looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring and the filing and ultimate approval of a plan of reorganization with the Bankruptcy Court, or any combination of these options; the  terms of any reorganization plan ultimately confirmed; the Company’s ability to implement its business plan developed as a basis for its discussion regarding one or more plans of reorganization; the Company’s ability to obtain concessions from its unionized workforce to reduce costs and allow for greater flexibility in the method and manner of distributing its products; the Company’s ability to obtain the financing necessary to implement its business plan and emerge from Chapter 11; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to negotiate an extension or refinance its DIP financing facility, which, pursuant to an extension, expires on June 2, 2008; the ability of the Company to develop, propose, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;  the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to structure and implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.  These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

 Item 9.01            Financial Statements and Exhibits.

 (d)       Exhibits

Exhibit No.	Description

99.1
Proposed Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007 (the “DIP Agreement”), among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the DIP Agreement, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the DIP Agreement (together with JPMCB, the “Lenders”), and JPMCB as administrative agent and collateral agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2008	INTERSTATE BAKERIES
CORPORATION

	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Proposed Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007 (the “DIP Agreement”), among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the DIP Agreement, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the DIP Agreement (together with JPMCB, the “Lenders”), and JPMCB as administrative agent and collateral agent for the Lenders.